April 14, 2000


Securities and Exchange Commission
Operations Center
6432 General Green Way
Alexandria, VA  22312-2413

Gentlemen:

We are transmitting herewith Indiana Gas Co.'s
Current Report on Form 8-K.

Very truly yours,



/s/ James A. Hummel, II
James A. Hummel, II



             SECURITIES AND EXCHANGE COMMISSION
                   Washington, DC   20549


                          FORM 8-K

                       CURRENT REPORT

                  Pursuant to Section 13 of
                   15(d) of the Securities
                    Exchange Act of 1934

      Date of Report (Date of earliest event reported)
                       March 31, 2000


                  INDIANA GAS COMPANY, INC.
   (Exact name of registrant as specified in its charter)


         Indiana              1-6494                35-0793669
(State of Incorporation)  (Commission File Number)  (I.R.S. Employer
                                                     Identification
                                                     No.)

     1630 North Meridian Street
       Indianapolis, Indiana                    46202
(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code (317) 926-3351

                             N/A
   (Former name or address, if changed since last report.)

Item 1.  Change in Control of Registrant

Vectren Corporation (Vectren) is an Indiana corporation organized on June 10, 1999 solely for the purpose of effecting the merger of Indiana Energy, Inc. (Indiana Energy) and SIGCORP, Inc. (SIGCORP) with and into Vectren and carrying on the combined business of Indiana Energy and SIGCORP. Following the merger of Indiana Energy and SIGCORP into Vectren, all the outstanding common shares of the direct subsidiaries of Indiana Energy and SIGCORP will be owned by Vectren and former holders of Indiana Energy and SIGCORP common shares will own all of the outstanding Vectren common shares.

On March 31, 2000, Indiana Energy and SIGCORP were merged with and into Vectren. Vectren, as the successor to Indiana Energy, is now the parent of Indiana Gas Company, Inc. (Indiana
Gas). Vectren now owns all of the outstanding common shares of Indiana Gas. Indiana Gas's outstanding long-term debt of $211,849,000 at December 31, 1999 is unaffected by the merger.

Indiana Gas is an operating public utility. Indiana Gas provides gas utility service in central and southern Indiana. In 1999 Indiana Gas supplied gas to approximately 500,000 residential, small commercial and contract (large commercial and industrial) customers in 311 communities in 49 of 92 counties in the state of Indiana. Its service area has a population of approximately 2 million and contains diversified manufacturing and agricultural related enterprises. The principal industries served include pharmaceuticals, automotive parts and accessories, feed, flour and grain processing, metal casting, aluminum products, gypsum products, electrical equipment, metal specialties and glass.

The largest communities served include Muncie, Anderson, Lafayette - West Lafayette, Bloomington, Terre Haute,
Marion, New Albany, Columbus, Jeffersonville, New Castle and
Richmond. While Indiana Gas does not provide utility services in Indianapolis, it does serve the counties and communities which border that city.

Item 8.  Change in Fiscal Year

On March 31, 2000 Indiana Gas determined to change its fiscal year to the twelve months ended December 31. Indiana Gas's former fiscal year was the twelve months ended September 30. The transition period of October 1, 1999 to December 31, 1999 will be filed on an amended Form 10-K on or before May 15, 2000.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                   INDIANA GAS COMPANY, INC.


      April 14, 2000


                                 By:  /s/ Neil C. Ellerbrook
                                          Neil C. Ellerbrook
                                  President, Chief Executive
                                        Officer and Director